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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 30, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      1-12387                76-0515284
      (State or other                (Commission           (I.R.S. Employer
jurisdiction of incorporation        File Number)          of Incorporation
     or organization)                                     Identification No.)



    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                60045
      (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000











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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 30, 2004, Tenneco Automotive Inc. announced that it has commenced a cash tender offer and consent solicitation for its $500,000,000 aggregate principal amount of 11-5/8% Senior Subordinated Notes due 2009. The announcement was contained in a press release, a copy of which is filed under
Item 7 as Exhibit 99.1 and incorporated herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
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99.1              Press release issued April 30, 2004.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TENNECO AUTOMOTIVE INC.

Date:    May 3, 2004                              By:  /s/ Kenneth R. Trammell
                                                  ------------------------------
                                                       Kenneth R. Trammell
                                                       Senior Vice President and
                                                       Chief Financial Officer